SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                     Date of Report (Date of earliest event reported)                                                                                     December 10, 2010

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement.

On May 20, 2010, Tactical Air Defense Services, Inc., a Nevada corporation (the “Company”) entered into a Letter of Intent (the “LOI”) with Tactical Air Support, Inc., a Nevada corporation (“TAS”).

TAS is a highly regarded Aerospace/Defense Services contractor founded by a group of former Navy, Marine, and Air Force Weapon’s School Instructors to provide the military and commercial sectors with the highest possible quality of aviation, maintenance and consulting support. TAS has won and successfully executed multiple Aerospace/Defense contracts awarded by divisions of the U.S. Department of Defense. TAS’s website is located at www.tacticalairsupport.com.

Pursuant to the terms of the LOI and subject to further negotiation, the Company agreed to acquire 100% of the equity interest of TAS such that following the transaction, TAS would become a wholly owned subsidiary of the Company. In exchange, the existing shareholders of TAS would be issued 45.75% of post-transaction issued and outstanding shares of the Company’s common stock.

On December 10, 2010, the Company, its wholly owned subsidiary TAS Acquisition Corporation, a Nevada corporation (“TAS Sub”), and TAS entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, TAS will exchange 100% of their equity interest with TAS Sub in exchange for 25,197,795 shares of the Company’s Series A Preferred Stock (the “Preferred Shares”). The Preferred Shares are to be designated with the Nevada Secretary of State prior to the closing of the Merger Agreement, are convertible into a total of 2,519,779,500 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) and maintain voting rights equal to the number of shares of Common Stock convertible thereunder.  Following the closing of the Merger Agreement which, according to the Merger Agreement shall occur on or before January 31, 2011 unless mutually extended by all parties (the “Closing”), TAS will merge with and into TAS Sub and the merged entity will continue the existing business operations of TAS as a wholly owned subsidiary of the Company. The Closing is subject to several closing conditions that must be satisfied prior to Closing, with such conditions outlined in Article V of the Merger Agreement. A copy of the Merger Agreement has been attached to this Form 8-K and incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

10.1	Agreement and Plan of Merger between Tactical Air Defense Services, Inc., TAS Acquisition Corporation and Tactical Air Support, Inc.

Dated:   December 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tactical Air Defense Services, Inc. /s/ Alexis Korybut

By:	Alexis Korybut
Its:	Chief Executive Officer